[LETTERHEAD OF TOBACK CPAs, P.C.]


                         INDEPENDENT AUDITORS' CONSENT


            We consent to the inclusion in the Annual Report on Form 10-K of UP Sedona, Inc. of our report dated December 12, 1997, on our audit of the balance sheet of UP Sedona, Inc. as of August 31, 1997.



                                                  /s/ Toback CPAs, P.C.
                                                  ----------------------------
                                                      Toback CPAs, P.C.



Phoenix, Arizona
December 17, 1997